Fees Summary	May 05, 2026 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 0.00
Previously Paid Amount	0.00
Total Fee Amount	0.00
Total Offset Amount	$ 0.00
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price of that offering is $63,450,000.21 (giving effect to the full exercise of the warrants to purchase up to an aggregate of 5,454,545 shares of Common Stock, at a per share exercise price of $0.6325, issued to the placement agent in connection with the offering).
Net Fee	$ 0.00
Narrative - Max Aggregate Offering Price	$ 63,450,000.21
Narrative - Max Aggregate Offering Amount | shares	5,454,545
Offering Table N/A	N/A
Offset Table N/A	N/A
Combined Prospectus Table N/A	N/A
Final Prospectus	true